EXECUTION COPY

ING U.S., INC.
LION CONNECTICUT HOLDINGS INC.
JUNIOR SUBORDINATED INDENTURE
Dated as of May 16, 2013
U.S. Bank National Association,
as Trustee

TABLE OF CONTENTS

Page
Article 1
Definitions and Other Provisions of General Application
Section 1.01. Definitions    1

Section 1.02. Compliance Certificates and Opinions	10

Section 1.03. Form of Documents Delivered to Trustee	10

Section 1.04. Acts of Holders	11

Section 1.05. Notices, Etc., to Trustee or Company	12

Section 1.06. Notice to Holders; Waiver	12

Section 1.07. Conflict with Trust Indenture Act	12

Section 1.08. Effect of Headings and Table of Contents	13

Section 1.09. Successors and Assigns	13

Section 1.10. Separability Clause	13

Section 1.11. Benefits of Indenture	13

Section 1.12. Governing Law	13

Section 1.13. Legal Holidays	13

Section 1.14. Waiver of Jury Trial	13
Article 2
The Securities

Section 2.01. Amount Unlimited; Issuable in Series	13

Section 2.02. Denominations	16

Section 2.03. Execution, Authentication, Delivery and Dating	16

Section 2.04. Temporary Securities	18

Section 2.05. Registration; Registration of Transfer and Exchange	19

Section 2.06. Mutilated, Destroyed, Lost and Stolen Securities	20

Section 2.07. Payment of Interest; Interest Rights Preserved	21

Section 2.08. Persons Deemed Owners	22

Section 2.09. Cancellation	22

Section 2.10. Computation of Interest	22

Section 2.11. CUSIP Numbers	22
Article 3
Redemption of Securities

Section 3.01. Applicability of Article	23

Section 3.02. Election to Redeem; Notice to Trustee	23

Section 3.03. Selection by Trustee of Securities to be Redeemed	23

i

Section 3.04. Notice of Redemption	23

Section 3.05. Deposit of Redemption Price	24

Section 3.06. Securities Payable on Redemption Date	24

Section 3.07. Securities Redeemed in Part	25
Article 4
Sinking Funds

Section 4.01. Applicability of Article	25

Section 4.02. Satisfaction of Sinking Fund Payments with Securities	25

Section 4.03. Redemption of Securities for Sinking Fund	26
Article 5
Covenants

Section 5.01. Payment of Principal, Premium and Interest	26

Section 5.02. Maintenance of Office or Agency	26

Section 5.03. Money for Securities Payments to be Held in Trust	27

Section 5.04. Corporate Existence	28

Section 5.05. Statement by Officers as to Default	28

Section 5.06. Future Subsidiary Guarantees	28
Article 6
Consolidation, Merger, Conveyance, Transfer or Lease

Section 6.01. Company May Consolidate, Etc., Only on Certain Terms	28

Section 6.02. Successor Substituted	29
Article 7
Remedies

Section 7.01. Events of Default	29

Section 7.02. Acceleration of Maturity; Rescission and Annulment	31

Section 7.03. Collection of Indebtedness and Suits for Enforcement by Trustee	33

Section 7.04. Trustee May File Proofs of Claim	33

Section 7.05. Trustee May Enforce Claims Without Possession of Securities	34

Section 7.06. Application of Money Collected	34

Section 7.07. Limitation on Suits	35

Section 7.08. Unconditional Right of Holders to Receive Principal, Premium and Interest	35

Section 7.09. Restoration of Rights and Remedies	35

Section 7.10. Rights and Remedies Cumulative	35

Section 7.11. Delay or Omission not Waiver	36

Section 7.12. Control by Holders	36

Section 7.13. Waiver of Past Defaults	36

Section 7.14. Undertaking for Costs	37

Section 7.15. Waiver of Usury, Stay or Extension Laws	37

Article 8
The Trustee

Section 8.01. Certain Duties and Responsibilities	37

Section 8.02. Notice of Defaults	38

Section 8.03. Certain Rights of Trustee	39

Section 8.04. Not Responsible for Recitals or Issuance of Securities	40

Section 8.05. May Hold Securities	40

Section 8.06. Money Held in Trust	40

Section 8.07. Compensation and Reimbursement	40

Section 8.08. Disqualification; Conflicting Interests	41

Section 8.09. Corporate Trustee Required; Eligibility	41

Section 8.10. Resignation and Removal; Appointment of Successor	41

Section 8.11. Acceptance of Appointment by Successor	43

Section 8.12. Merger, Conversion, Consolidation or Succession to Business	44

Section 8.13. Preferential Collection of Claims	44

Section 8.14. Appointment of Authenticating Agent	44

Section 8.15. Consequential Damages	46

Section 8.16. Notices	46

Section 8.17. Force Majeure	46
Article 9
Holders' Lists And Reports By Trustee And Company

Section 9.01. Company to Furnish Trustee Names and Addresses of Holders	46

Section 9.02. Preservation of Information; Communications to Holders	47

Section 9.03. Reports by Trustee	47

Section 9.04. Reports by Company	47
Article 10
Supplemental Indentures

Section 10.01. Supplemental Indentures Without Consent of Holders	48

Section 10.02. Supplemental Indentures with Consent of Holders	49

Section 10.03. Execution of Supplemental Indentures	50

Section 10.04. Effect of Supplemental Indentures	51

Section 10.05. Conformity with Trust Indenture Act	51

Section 10.06. Reference in Securities to Supplemental Indentures	51
Article 11
Satisfaction and Discharge; Defeasance

Section 11.01. Satisfaction and Discharge of Indenture	51

Section 11.02. Company's Option to Effect Defeasance or Covenant Defeasance	52

Section 11.03. Defeasance and Discharge	53

Section 11.04. Covenant Defeasance	53

Section 11.05. Conditions to Defeasance or Covenant Defeasance	53

Section 11.06. Deposited Cash and U.S. Government Obligations to be Held in Trust; Other Miscellaneous Provisions	56
Article 12
Subsidiary Guarantee

Section 12.01. Applicability of Article	56

Section 12.02. Subsidiary Guarantee	57

Section 12.03. Contribution	58

Section 12.04. Successors And Assigns	59

Section 12.05. No Waiver	59

Section 12.06. Modification	59

Section 12.07. Execution of Supplemental Indenture for Future Subsidiary Guarantors	59

Section 12.08. Limitation on Liability	59

Section 12.09. Release of Subsidiary Guarantor	60

Section 12.10. Notice to Nationally Recognized Statistical Rating Organizations	60
Article 13
Subordination of Securities

Section 13.01. Securities Subordinate to Company Senior Indebtedness	60

Section 13.02. Payment Over of Proceeds Upon Dissolution, Etc.	61

Section 13.03. No Payment When Company Senior Indebtedness in Default	62

Section 13.04. Payment Permitted If No Default	63

Section 13.05. Subrogation to Rights of Holders of Company Senior Indebtedness	63

Section 13.06. Provisions Solely to Define Relative Rights	64

Section 13.07. Trustee to Effectuate Subordination	64

Section 13.08. No Waiver of Subordination Provisions	64

Section 13.09. Notice to Trustee	65

Section 13.10. Reliance on Judicial Order or Certificate of Liquidating Agent	66

Section 13.11. Trustee Not Fiduciary for Holders of Company Senior Indebtedness	66
Section 13.12. Rights of Trustee as Holder of Company Senior Indebtedness; Preservation
of Trustee's Rights     66

Section 13.13. Article Applicable to Paying Agents	66
Article 14
Subordination of Subsidiary Guarantee

Section 14.01. Subsidiary Guarantee Subordinate to Subsidiary Guarantor Senior Indebtedness	67

Section 14.02. Payment Over of Proceeds Upon Dissolution, Etc.	67

Section 14.03. No Payment When Subsidiary Guarantor Senior Indebtedness in Default	69

Section 14.04. Payment Permitted If No Default	70

Section 14.05. Subrogation to Rights of Holders of Subsidiary Guarantor Senior Indebtedness	70

Section 14.06. Provisions Solely to Define Relative Rights	70

Section 14.07. Trustee to Effectuate Subordination	71

Section 14.08. No Waiver of Subordination Provisions	71

Section 14.09. Notice to Trustee	72

Section 14.10. Reliance on Judicial Order or Certificate of Liquidating Agent	73

Section 14.11. Trustee Not Fiduciary for Holders of Subsidiary Guarantor Senior Indebtedness	73
Section 14.12. Rights of Trustee as Holder of Subsidiary Guarantor Senior Indebtedness;
Preservation of Trustee's Rights.    73

Section 14.13. Article Applicable to Paying Agents	73
Article 15
General Guarantee Agreement

Section 15.01. General Guarantee Agreement Inapplicable	74

v

JUNIOR SUBORDINATED INDENTURE
JUNIOR SUBORDINATED INDENTURE, dated as of May 16, 2013, among ING U.S., INC., a Delaware corporation (the “Company”), having its principal executive offices at 230 Park Avenue, New York, New York 10169, LION CONNECTICUT HOLDINGS INC., a Connecticut corporation, as the initial Subsidiary Guarantor (as defined below) hereunder, and U.S. Bank National Association, a national banking association, as trustee (the “Trustee”).
RECITALS
WHEREAS, the Company has duly authorized the execution and delivery of this Junior Subordinated Indenture (this “Indenture”) to provide for the issuance from time to time of its unsecured, junior subordinated debentures, notes or other evidences of indebtedness (herein called the “Securities”), to be issued in one or more series as in this Indenture provided; such Securities, except as otherwise specifically provided in an indenture supplemental hereto with respect to a particular series of Securities, to be fully, irrevocably and unconditionally guaranteed by the Subsidiary Guarantors as provided in Article 12;
NOW, THEREFORE, for and in consideration of the premises and the purchase of the Securities by the Holders thereof, the Company, the initial Subsidiary Guarantor and the Trustee mutually covenant and agree, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:
ARTICLE 1
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01. Definitions.

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:
(1)    the terms defined in this Article have the respective meanings assigned to them in this Article and include the plural as well as the singular;
(2)    all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the respective meanings assigned to them therein;
(3)    all accounting terms not otherwise defined herein have the respective meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required in the United States of America or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;
(4)    the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and
(5)    references to Sections are to Sections of this Indenture unless otherwise expressly indicated.
“Act,” when used with respect to any Holder, has the meaning specified in Section 1.04.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
“Authenticating Agent” means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.
“Board of Directors” means the board of directors of the Company or any duly authorized committee of such board.
“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary (or the Clerk or Assistant Clerk) of the Company to have been duly adopted by the Board of Directors of the Company and to be in full force and effect on the date of such certification, and delivered to the Trustee.
“Business Day” means each day which is not a day on which Federal or State banking institutions in the Borough of Manhattan, The City of New York are authorized or obligated by law, executive order or regulation to close.
“Capital Stock” for any corporation or other entity means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) stock issued by that corporation or entity.
“Claiming Guarantor” has the meaning set forth in Section 12.03.
“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.
“Company” means the Person named as the “Company” in the first paragraph of this instrument until a successor Person shall have become permitted as the Company's successor pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person.
“Company Request” or “Company Order” means a written request or order signed in the name of the Company by any two Officers.
“Company Senior Indebtedness” means the principal of, premium, if any, and interest on and any other payment due pursuant to any of the following, whether Incurred on or prior to the date hereof or hereafter Incurred:
(i)    all obligations of the Company (other than obligations pursuant to the Securities of any series and obligations pursuant to the Indenture with respect thereto) for money borrowed;
(ii)    all obligations of the Company evidenced by securities, notes, debentures, bonds or other similar instruments (other than the Securities of any series), including obligations Incurred in connection with the acquisition of property, assets or businesses;
(iii)    all capital lease obligations of the Company ;

(iv)    all reimbursement obligations of the Company with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of the Company;
(v)    all obligations of the Company issued or assumed as the deferred purchase price of property or services, including all obligations under master lease transactions pursuant to which the Company or any of its Subsidiaries has agreed to be treated as owner of the subject property for U.S. federal income tax purposes;
(vi)    all payment obligations of the Company under interest rate swap or similar agreements or foreign currency hedge, exchange or similar agreements at the time of determination, including any such obligations Incurred by the Company solely to act as a hedge against increases in interest rates that may occur under the terms of other outstanding variable or floating rate indebtedness of the Company; and
(vii)    all obligations of the type referred to in clauses (i) through (vi) above of another Person and all dividends of another Person the payment of which, in either case, the Company has assumed or guaranteed or for which the Company is responsible or liable, directly or indirectly, jointly or severally, as obligor, guarantor or otherwise;
provided, however, that “Company Senior Indebtedness” shall not include: (1) obligations to trade creditors created or assumed by the Company in the ordinary course of business or (2) indebtedness that is by its terms subordinate, or not superior, in right of payment to the Securities of any series, including, the Company's Pari Passu Securities.
“Corporate Trust Office” means the office of the Trustee at which at any particular time the transactions contemplated by this Indenture shall be principally administered, which office, as at the date of this Indenture, is located at One Federal Street, 3rd Floor, Boston, MA 02210, Attention: Earl W. Dennison, Jr., or such other address as the Trustee may designate from time to time by notice to the Holders and the Company.
The term “corporation” includes corporations, associations, companies (including limited liability companies), limited and general partnerships and business trusts.
The terms “covenant defeasance” and “defeasance” bear the meanings assigned to such terms, respectively, by Sections ý11.04 and ý11.03.
The term “default,” when used in Section 8.02, has the meaning specified in Section 8.02.
“Defaulted Interest” has the meaning specified in Section 2.07(c).
“Depository” means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depository for such series by the Company pursuant to Section 2.01(b)(xv), which Person shall be a clearing agency registered under the Exchange Act; and if at any time there is more than one such Person, “Depository” as used with respect to the Securities of any series shall mean the Depository with respect to the Securities of such series.
“Event of Default” has the meaning specified in Section 7.01.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Global Security” or “Global Securities” means a Security or Securities, as the case may be, evidencing all or part of a series of Securities, issued to the Depository for such series or its nominee, and registered in the name of such Depository or nominee.

“Guaranteed Obligations” has the meaning set forth in Section 12.02.
“Holder” means a Person in whose name a Security is registered in the Security Register.
“Incur” means, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to generally accepted accounting principles or otherwise, of any such indebtedness or other obligation as a liability on the balance sheet of such Person (and “Incurrence,” “Incurred,” “Incurrable” and “Incurring” shall have meanings correlative to the foregoing); provided, however, that a change in generally accepted accounting principles that results in an obligation of such Person that exists at such time becoming Indebtedness shall not be deemed an Incurrence of such Indebtedness.
“Indebtedness” of any Person means indebtedness for borrowed money and indebtedness under purchase money mortgages or other purchase money liens or conditional sales or similar title retention agreements, in each case where such indebtedness has been Incurred by such Person to the extent such indebtedness would appear as a liability upon a balance sheet of such Person prepared in accordance with generally accepted accounting principles, guarantees by such Person of such indebtedness of others, and indebtedness for borrowed money secured by any mortgage, pledge or other lien or encumbrance upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness.
“Indenture” means this indenture agreement as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 2.01.
“interest,” when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.
“Interest Payment Date,” when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.
“Junior Subordinated Payment” has the meaning specified in Section 13.02.
“Lion Holdings,” means Lion Connecticut Holdings Inc., a Connecticut corporation.
“Maturity,” when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.
“Notice of Default” has the meaning specified in Section 7.01.
“Officer” means the Chairman of the Board of Directors, any Vice Chairman of the Board of Directors, the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer, the Secretary or the Controller, of the Company.
“Officers' Certificate” means a certificate signed by any two Officers. An Officers' Certificate provided pursuant to Section 5.05 shall be signed by the principal executive, financial or accounting Officer of the Company.

“Opinion of Counsel” means a written opinion of counsel, who may be counsel for the Company (including an employee or officer of the Company or any of its Affiliates) and who shall be reasonably acceptable to the Trustee (it being agreed and acknowledged that Sullivan & Cromwell LLP is acceptable to the Trustee to provide such opinion).
“Original Issue Discount Security” means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 7.02.
“Outstanding,” when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:
(i)    Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;
(ii)    Securities for whose payment or redemption cash (or in the case of payment by defeasance under Section 11.03, cash, U.S. Government Obligations or both) in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust, or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent), for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made and provided further, in the case of payment by defeasance under Section 11.03, that all conditions precedent to the application of such Section shall have been satisfied; and
(iii)    Securities which have been paid pursuant to Section 2.06(c) or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;
provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 7.02 and (ii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's independent right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.
“Pari Passu Securities” means, with respect to the Company, any debt securities of the Company that rank equally in right of payment with the Securities of any series and, with respect to any Subsidiary Guarantor, any obligations of such Subsidiary Guarantor that rank equally in right of payment with the such Subsidiary Guarantor's Subsidiary Guarantee. For the avoidance of doubt, the 8.424% Subordinated Debentures due 2027 of Lion Connecticut Holdings Inc., shall be deemed Pari Passu Securities of Lion Connecticut Holdings Inc.
“Paying Agent” means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

“Payment Blockage Period” has the meaning specified in Section 13.03.
“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.
“Place of Payment,” when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 2.01 or, if not so specified, New York, New York.
“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.
“Proceeding” has the meaning specified in Section 13.02.
“Redemption Date,” when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.
“Redemption Price,” when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.
“Regular Record Date” for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by ýSection 2.01.
“Responsible Officer,” when used with respect to the Trustee, means any officer in the Corporate Trust Office of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such other officer's knowledge of and familiarity with the particular subject.
“Securities” has the meaning stated in the first recital of this Indenture and more particularly means any Securities of any series authenticated and delivered under this Indenture.
“Securities Act” means the Securities Act of 1933, as amended from time to time.
“Securities Payment” has the meaning specified in Section 13.02.
“Security Register” and “Security Registrar” have the respective meanings specified in Section 2.05.
“Senior Nonmonetary Default” has the meaning specified in Section 13.03.
“Senior Payment Default” has the meaning specified in Section 13.03.
“Senior Unsecured Credit Facility” means, collectively, the Term Loan Agreement dated as of April 20, 2012 among the Company, Bank of America, N.A., as administrative agent and the lenders from time to time party thereto (the “Term Loan Agreement”), and the Revolving Credit Agreement dated as of April 20, 2012 among the Company, Bank of America, N.A., as administrative agent, swing line lender, fronting L/C issuer and several L/C agent and the lenders from time to time party thereto (the “Revolving Credit Agreement”), as the Term Loan Agreement or the Revolving Credit Agreement may be amended, replaced, refinanced, amended and restated, supplemented or otherwise modified from time to time.

“Special Record Date” for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.07(c).
“Stated Maturity,” when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.
“Subsidiary” of any Person means a corporation, a majority of the outstanding Voting Stock of which is, at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries thereof.
“Subsidiary Guarantee” means a guarantee of a Subsidiary Guarantor on the terms set forth in Article 12.
“Subsidiary Guarantor” means Lion Holdings, and each of the Company's domestic Subsidiaries that is required to become a Subsidiary Guarantor pursuant to Section 5.06 and Section 12.07.
“Subsidiary Guarantor Junior Subordinated Payment” has the meaning specified in Section 14.02.
“Subsidiary Guarantor Payment Blockage Period” has the meaning specified in Section 14.03.
“Subsidiary Guarantor Proceeding” has the meaning specified in Section 14.02.
“Subsidiary Guarantor Securities Payment” has the meaning specified in Section 14.02.
“Subsidiary Guarantor Senior Non-Monetary Default” has the meaning specified in Section 14.03.
“Subsidiary Guarantor Senior Payment Default” has the meaning specified in Section 14.03.
“Subsidiary Guarantor Senior Indebtedness” means the principal of, premium, if any, and interest on and any other payment due pursuant to any of the following, whether Incurred on or prior to the date hereof or hereafter Incurred:
(i)    all obligations of the Subsidiary Guarantor (other than obligations pursuant to its Subsidiary Guarantee and obligations pursuant to the Indenture with respect thereto) for money borrowed;
(ii)    all obligations of the Subsidiary Guarantor evidenced by securities, notes, debentures, bonds or other similar instruments (other than its Subsidiary Guarantee), including obligations Incurred in connection with the acquisition of property, assets or businesses;
(iii)    all capital lease obligations of the Subsidiary Guarantor;
(iv)    all reimbursement obligations of the Subsidiary Guarantor with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of the Subsidiary Guarantor;
(v)    all obligations of the Subsidiary Guarantor issued or assumed as the deferred purchase price of property or services, including all obligations under master lease transactions pursuant to which the Subsidiary Guarantor or any of its Subsidiaries has agreed to be treated as owner of the subject property for U.S. federal income tax purposes;
(vi)    all payment obligations of the Subsidiary Guarantor under interest rate swap or similar agreements or foreign currency hedge, exchange or similar agreements at the time of determination, including any such obligations Incurred by the Subsidiary Guarantor solely to act as a hedge against increases in interest rates that may occur under the terms of other outstanding variable or floating rate indebtedness of the Subsidiary Guarantor; and
(vii)    all obligations of the type referred to in clauses (i) through (vi) above of another Person and all dividends of another Person the payment of which, in either case, the Subsidiary Guarantor has assumed or guaranteed or for which the Subsidiary Guarantor is responsible or liable, directly or indirectly, jointly or severally, as obligor, guarantor or otherwise;
provided, however, that “Subsidiary Guarantor Senior Indebtedness” shall not include: (1) obligations to trade creditors created or assumed by the Subsidiary Guarantor in the ordinary course of business or (2) indebtedness that is by its terms subordinate, or not superior, in right of payment to the Subsidiary Guarantee, including, the Subsidiary Guarantor's Pari Passu Securities.
“Successor” has the meaning specified in Section 6.01.
“Trust Indenture Act” means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed, except as provided in Section 10.05 and, to the extent required by any amendment thereto, the Trust Indenture Act of 1939, as amended from time to time.
“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have assumed such role pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder and, if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.
“U.S. Government Obligation” has the meaning set forth in Section 11.05(a).
“Vice President” means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president.”
“Voting Stock” of any specified “person” (as that term is used in Section 13(d) of the Exchange Act) as of any date, means the Capital Stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.
Section 1.02.    Compliance Certificates and Opinions. (a) Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

(b)    Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided pursuant to Section 5.05) shall include:

(i)a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(ii)a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(iii) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.03.    Form of Documents Delivered to Trustee. (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or more documents.

(b)    Any certificate or opinion of any officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

(c)    Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.04.    Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 8.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

(b)    The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c)    The ownership of Securities shall be proved by the Security Register.

(d)    Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company in reliance thereon, whether or not notation of such action is made upon such Security or such other Security.

(e)    The Depository selected pursuant to Section 2.01(b)(xv), as a Holder, may appoint agents and otherwise authorize participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder is entitled to give or take hereunder.

Section 1.05.    Notices, Etc., to Trustee or Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made, given or furnished to, or filed with,

(a)the Trustee by any Holder or the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

(b)the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

Section 1.06.    Notice to Holders; Waiver. (a) Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

(b)    In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 1.07. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision hereof limits, qualifies or conflicts with the duties imposed by section 318(c) of the Trust Indenture Act, such imposed duties shall control. If any provision of this Indenture limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be a part of and govern this Indenture, such provision of the Trust Indenture Act shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as such provision of the Trust Indenture Act is so modified or excluded, as the case may be.

Section 1.08. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.09. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 1.10. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.11. Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.12. Governing Law. This Indenture and the Securities, and any claim, controversy or dispute arising under or related to this Indenture or the Securities, shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its principles of conflicts of laws.

Section 1.13. Legal Holidays. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue on the amount then payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

Section 1.14. Waiver of Jury Trial. EACH OF THE COMPANY, EACH SUBSIDIARY GUARANTOR AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.

ARTICLE 2
THE SECURITIES

Section 2.01. Amount Unlimited; Issuable in Series. (a) The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

(b)    The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and (subject to Section 2.03) set forth or determined as provided in an Officers' Certificate, or established in one or more indentures supplemental hereto (with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and with such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the Officers executing such Securities, as evidenced by their execution of such Securities), prior to the issuance of Securities of any series:

(i)the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

(ii)any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.04, 2.05, 2.06, 3.07 or 10.06 and except for any Securities which, pursuant to Section 2.03, are deemed never to have been authenticated and delivered hereunder);

(iii)the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

(iv)the date or dates on which the principal of the Securities of the series is payable and/or the method by which such date or dates shall be determined;

(v)the rate or rates (or method for establishing the rate or rates) at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable, the Regular Record Date for the interest payable on any Interest Payment Date (or method for establishing such date or dates), and the terms, if any, upon which the Company may defer payments of interest on Securities of the series;

(vi)the place or places where the principal of (and premium, if any) and interest on Securities of the series shall be payable;

(vii)the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

(viii)the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

(ix)if other than denominations of $2,000 and integral multiples of $1,000 in excess thereof, the denominations in which Securities of the series shall be issuable;

(x)if other than the full principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 7.02 or the method by which such portion shall be determined;

(xi)if other than such currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the currency or currencies (including composite currencies) in which payment of the principal of (and premium, if any) and/or interest on the Securities of the series shall be payable;

(xii)if the principal of (and premium, if any) and/or interest on the Securities of the series are to be payable, at the election of the Company or any Holder, in a currency or currencies

(including composite currencies) other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions, upon which, such election may be made;

(xiii)if the amounts of payments of principal of (and premium, if any) and/or interest on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

(xiv)in the case of Securities of a series the terms of which are not established pursuant to subsection (xi), (xii) or (xiii) above, whether either or both of Section 11.03 or Section 11.04 shall not be applicable to the Securities of such series; or, in the case of Securities the terms of which are established pursuant to subsection (xi), (xii) or (xiii) above, the adoption and applicability, if any, to such Securities of any terms and conditions similar to those contained in Section 11.03 and/or Section 11.04;

(xv)whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depository for such Global Security or Global Securities;

(xvi)any additional or different events of default that apply to Securities of the series, and any change in the right of the Trustee or the Holders of such Securities to declare the principal thereof due and payable;

(xvii)if the Securities of such series are not to be guaranteed by any Subsidiary Guarantor, an express determination to that effect;

(xviii)any additional or different covenants that apply to Securities of the series;

(xix)the form of the Securities of the series; and

(xx)any other terms of the series (which terms shall not contradict the provisions of this Indenture).

(c)The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the Officers executing such Securities, as evidenced by their execution of such Securities.

(d)All Securities of any one series shall be substantially identical except as to interest rates, method for determining interest rates, Interest Payment Dates, Regular Record Dates, redemption terms, Stated Maturity, denomination, date of authentication, currency, any index for determining amounts payable, and except as may otherwise be provided in or pursuant to such Board Resolution and set forth or determined as provided in such Officers' Certificate or in any indenture supplemental hereto.

(e)If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series. With respect to Securities of a series constituting a medium term note program, such Board Resolution may provide general terms or parameters for Securities of such series and may provide that the specific terms of particular Securities of such series, and the Persons authorized to determine such terms or parameters, may be determined in accordance with or pursuant to the Company Order referred to in Section 2.03.

(f)The Securities shall be subordinated in right of payment to the Company Senior Indebtedness as provided in Article 13.

(g)The Subsidiary Guarantee, if any, with respect to the Securities shall be subordinated in the right of payment to the Subsidiary Guarantor Senior Indebtedness as provided in Article 14.

Section 2.02. Denominations. The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 2.01. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 2.03. Execution, Authentication, Delivery and Dating. (a) The Securities shall be executed on behalf of the Company by any Officer and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these Officers on the Securities may be manual or facsimile. It shall not be necessary for the Securities of any series to be endorsed or executed by any Subsidiary Guarantor and such Securities shall nevertheless be entitled to the benefits of Article 12 hereof unless otherwise expressly determined pursuant to Section 2.01(b)(xvii).

(b)    Securities bearing the manual or facsimile signatures of individuals who were at any time the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

(c)    At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed on behalf of the Company pursuant to clause ý(a) above to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities; provided, that, with respect to Securities of a series constituting a medium term note program, the Trustee shall authenticate and deliver Securities of such series for original issue from time to time in the aggregate principal amount established for such series pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time by a Company Order. The amount, maturity dates, original issue dates, whether the Securities are to be issued as one or more Global Securities or certificated securities, interest rates and any other terms of the Securities of such series shall be determined by or pursuant to such Company Order and procedures.

(d)    The Trustee's certificates of authentication shall be in substantially the following form:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.
Dated:

U.S. BANK NATIONAL ASSOCIATION, as Trustee
By:
Name:
Authorized Signatory

(e)    If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Section 2.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall receive, and (subject to Section 8.01) shall be fully protected in relying upon, an Opinion of Counsel stating,

(i)if the form of any of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.01, that such form has been established in conformity with the provisions of this Indenture;

(ii)if the terms of any of such Securities have been established by or pursuant to Board Resolution as permitted by Section 2.01, that such terms have been established in conformity with the provisions of this Indenture; and

(iii)that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

(f)    Notwithstanding that such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture would adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

(g)    With respect to Securities of a series constituting a medium term note program, if the form and general terms of the Securities of such series have been established by or pursuant to one or more Board Resolutions or by an indenture supplemental hereto, as permitted by Section 2.01 in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall receive, and (subject to Section 8.01) shall be fully protected in relying upon, in addition to the foregoing documents and Opinion of Counsel, or in lieu of clause ý(e) above, an Opinion of Counsel stating that the Securities have been duly authorized by the Company and, when duly executed by the Company and completed and authenticated by the Trustee in accordance with this Indenture and issued, delivered and paid for in accordance with any applicable distribution agreement, will have been duly issued under this Indenture and will constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

(h)    Each Security shall be dated the date of its authentication.

(i)    No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 2.09 together with a written statement (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

Section 2.04. Temporary Securities. (a) Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order from the Company, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Securities may determine, as evidenced by their execution of such Securities.

(b)    If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series and of like tenor, of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

Section 2.05. Registration; Registration of Transfer and Exchange. (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed “Security Registrar” for the purpose of registering Securities and transfers of Securities as herein provided.

(b)    Upon surrender for registration of transfer of any Security of any series at an office or agency of the Company in a Place of Payment designated by the Company pursuant to Section 5.02 for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

(c)    At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

(d)    All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

(e)    Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

(f)    No service charge shall be made for any registration of transfer or for exchange of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 2.04, ý2.05(h), ý3.07 or ý10.06 not involving any transfer.

(g)    Neither the Company nor the Trustee shall be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 3.03 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption or purchase in whole or in part, except, in the case of a partial redemption or purchase, that portion of any security not being redeemed or purchased.

(h)    Notwithstanding the foregoing, any Global Security shall be exchangeable pursuant to the applicable supplemental indenture applicable to that Security.

(i)    Notwithstanding any other provision in this Indenture, but subject to exchanges under clause ý(h) above, a Global Security may not be transferred except as a whole by the Depository with respect to such Global Security to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository.

Section 2.06. Mutilated, Destroyed, Lost and Stolen Securities. (a) If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount, and bearing a number not contemporaneously outstanding.

(b)    If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount, and bearing a number not contemporaneously outstanding.
(c)    In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

(d)    Upon the issuance of any new Security under this Section, no service charge shall be imposed, but the Company or the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and its counsel) connected therewith.

(e)    Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

(f)    The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 2.07. Payment of Interest; Interest Rights Preserved. (a) Unless otherwise provided as contemplated by Section 2.01 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

(b)    The principal of, and premium, if any, and interest due on the Securities shall be paid in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of interest (including interest on any Interest Payment Date) will be made, subject to such surrender where applicable and subject, in the case of a Global Security, to the Trustee's arrangements with the Depositary, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer at such place and to such account at a banking institution in the United States of America as may be designated in writing to the Trustee at least 15 days prior to the date for payment by the Person entitled thereto.

(c)    Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, when due (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder entitled to such interest by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause ý(i) or ý(ii) below:

(i)    The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date (as defined below) for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date (the “Special Record Date”) for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (ii).

(ii)    The Company may elect to make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

(d)    Subject to the foregoing provisions of this Section, each Security delivered under this Indenture, upon registration of transfer of or in exchange for or in lieu of any other Security, shall carry the rights to interest accrued and unpaid, and interest to accrue, which were carried by such other Security.

Section 2.08. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee, including a Paying Agent, may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 2.07) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee, including a Paying Agent, shall be affected by notice to the contrary.

Section 2.09. Cancellation. The Company shall cause all Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee (including any of the Company's agents, subsidiaries or affiliates), to be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order from the Company.

Section 2.10. Computation of Interest. Except as otherwise specified as contemplated by Section 2.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 2.11. CUSIP Numbers. The Company in issuing the Securities may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any change in the “CUSIP” numbers.

ARTICLE 3
REDEMPTION OF SECURITIES

Section 3.01. Applicability of Article. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 2.01 for Securities of any series) in accordance with this Article.

Section 3.02. Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of like tenor of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. Any such notice may be cancelled at any time prior to notice of such redemption being mailed to any Holder and shall thereby be void and of no effect. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

Section 3.03. Selection by Trustee of Securities to be Redeemed. (a) If less than all the Securities of like tenor of any series are to be redeemed, the particular securities to be redeemed shall be selected by the Trustee from the Outstanding Securities of like tenor of such series not previously called for redemption, by lot or any other such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of such Securities of a denomination larger than the minimum authorized denomination for such Securities.

(b)    The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

(c)    For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 3.04. Notice of Redemption. (a) Unless otherwise indicated for a particular series of Securities by Board Resolution, a supplemental indenture hereto or an Officers' Certificate, notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 90 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at such Holder's address appearing in the Security Register.

Such notice of redemption shall state:
(i)    the Redemption Date,

(ii)    the Redemption Price, including the portion thereof representing any accrued interest and additional interest, if any,

(iii)    if less than all the Outstanding Securities of like tenor of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

(iv)    in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder of such Security will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

(v)    that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after such date,

(vi)    the CUSIP number and/or similar numbers of such Securities, if any (or any other numbers used by a Depository to identify such Securities),

(vii)    the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

(viii)    that the redemption is for a sinking fund, if such is the case.'

(b)    Any such notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

Section 3.05. Deposit of Redemption Price. At least one Business Day prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, the Company shall segregate and hold in trust as provided in Section 5.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

Section 3.06. Securities Payable on Redemption Date. (a) Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and, from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 2.07.

(b)    If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

Section 3.07. Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing). The Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

ARTICLE 4
SINKING FUNDS

Section 4.01. Applicability of Article. (a) The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series permitted by the applicable supplemental indenture except as otherwise specified in accordance with Section 2.01 for Securities of such series.

(b)    The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a “mandatory sinking fund payment,” and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an “optional sinking fund payment.” If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 4.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

Section 4.02. Satisfaction of Sinking Fund Payments with Securities. The Company (x) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (y) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

Section 4.03. Redemption of Securities for Sinking Fund. Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 4.02 and will also deliver to the Trustee any such Securities. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.03 and cause notice of the redemption, prepared by the Company, thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 3.06 and 3.07.

ARTICLE 5
COVANENTS

Section 5.01. Payment of Principal, Premium and Interest. (a) The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

(b)    An installment of principal or interest shall be considered paid on the date it is due if the Trustee or Paying Agent holds on that date money designated for and sufficient to pay such installment and is not prohibited from paying such money to the Holders pursuant to the terms of this Indenture or otherwise.

Section 5.02. Maintenance of Office or Agency. (a) The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

(b)    The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 5.03. Money for Securities Payments to be Held in Trust. (a) If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its failure so to act.
(b)    Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

(c)    The Company will cause each Paying Agent for any series of Securities other than the Trustee or the Company to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

(i)    hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(ii)    give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

(iii)    at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

(d)    The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order, direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent. Upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

(e)    Any money deposited with the Trustee or any Paying Agent, or then held by the Company in trust, for the payment of the principal of (and premium, if any) or interest on any Security of any series, and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request or (if then held by the Company) shall be discharged from such trust. Thereafter the Holder of such Security shall, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

Section 5.04. Corporate Existence. Subject to Article 6, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in a material respect to the Holders.

Section 5.05. Statement by Officers as to Default. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate stating whether or not to the knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture applicable to the Company and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

5.06. Future Subsidiary Guarantees. The Company shall cause each Subsidiary organized under the laws of the United States of America, any State thereof or the District of Columbia that, on or after the date hereof, becomes a borrower or guarantor under the Senior Unsecured Credit Facility, to execute and deliver to the Trustee a supplemental indenture in the form of Exhibit A hereto pursuant to which such Subsidiary shall become a Subsidiary Guarantor hereunder and shall guarantee the Guaranteed Obligations in accordance with Article 12.

ARTICLE 6
CONSOLIDATION, MERGER, CONVEYANCE, TRANSER OR LEASE

Section 6.01. Company May Consolidate, Etc., Only on Certain Terms.

(a)    So long as Securities of any series are Outstanding, the Company shall not (x) merge with or into or consolidate with another Person or (y) sell, assign, transfer, lease or convey all or substantially all of its properties and assets to, any Person other than, with respect to this clause (y), a direct or indirect wholly owned Subsidiary of the Company; and no Person shall (xx) merge with or into or consolidate with the Company or (yy) except for any direct or indirect wholly owned Subsidiary of the Company, sell, assign, transfer, lease or convey all or substantially all of its properties and assets to the Company, unless:

(i)    the Company is the surviving corporation or the Person formed by or surviving such merger or consolidation or to which such sale, assignment, transfer, lease or conveyance shall have been made (the “Successor”), if other than the Company, is a corporation organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia, and shall expressly assume by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture;

(ii)    immediately after giving effect to such transaction, no Event of Default or event that after notice or lapse of time or both would become an Event of Default, shall have occurred and be continuing; and

(iii)    the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such supplemental indenture required in connection with a transaction pursuant to this Section 6.01 comply with this Indenture.

For the avoidance of doubt, for purposes of this Section 6.01, a sale or other disposition of ING USA Annuity and Life Insurance Company, Security Life of Denver International Limited, their respective assets or any assets constituting all or part of the Company's Closed Block Variable Annuity segment shall be deemed not to constitute a sale or other disposition of all or substantially all of the Company's properties and assets.
Section 6.02. Successor Substituted. Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with this Section 6.02, the successor corporation formed by such consolidation or into which the Company is merged or the Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

ARTICLE 7
REMEDIES

Section 7.01. Events of Default. “Event of Default,” wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article 13, or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)    default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

(b)    default in the payment of the principal of (or premium, if any, on) any Security of that series when due regardless of whether such payment has become due whether at maturity, upon redemption, because of acceleration or otherwise; provided, however, that a valid extension of the maturity of such Securities in accordance with the terms of any indenture supplemental hereto shall not constitute a default in the payment of principal or premium, if any; or

(c)    default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a series of Securities other than the series in respect of which the Event of Default is being determined), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(d)    an event of default, as defined in any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any Indebtedness for money borrowed of the Company or of any Subsidiary Guarantor, whether such Indebtedness now exists or shall hereafter be created, shall happen and shall result in a principal amount in excess of $100,000,000 of Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, and such acceleration shall not have been rescinded or annulled, or such Indebtedness shall not have been discharged, within a period of 15 days after there has been given, by registered or certified United States mail, to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series a written notice specifying such event of default and requiring the Company to cause such acceleration to be rescinded or annulled or to cause such Indebtedness to be discharged and stating that such notice is a “Notice of Default” hereunder; or

(e)    the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company or any Subsidiary Guarantor that may be applicable to Securities of that series in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company or any Subsidiary Guarantor that may be applicable to Securities of that series bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or Subsidiary Guarantor, if applicable, or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

(f)    the commencement by the Company or any Subsidiary Guarantor that may be applicable to Securities of that series of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or any Subsidiary Guarantor that may be applicable to Securities of that series in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or Subsidiary Guarantor, if applicable, of that series or of any substantial part of its property, or the making by the Company or any Subsidiary Guarantor that may be applicable to Securities of that series of an assignment for the benefit of creditors, or the admission by the Company or any Subsidiary Guarantor that may be applicable to Securities of that series in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Subsidiary Guarantor that may be applicable to Securities of that series in furtherance of any such action; or

(g)    any other Event of Default provided with respect to Securities of that series.

Subject to the provisions of Section 8.01, the Trustee shall not be deemed to have knowledge of an Event of Default hereunder (except for those described in paragraphs (a) through (c) above) unless a Responsible Officer of the Trustee has received written notice thereof
Section 7.02. Acceleration of Maturity; Rescission and Annulment. (a) If an Event of Default with respect to Securities of any series at the time Outstanding (other than an Event of Default specified in clause ý(e) or ý(f) of Section 7.01) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in clause ý(e) or ý(f) of Section 7.01 occurs, the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Outstanding Securities of that series shall be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of any Security of that series.
(b)    At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

(i)    the Company has paid or deposited with the Trustee a sum sufficient to pay:

(A)all overdue interest on all Securities of that series,

(B)the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

(C)to the extent that payment of such interest is lawful, interest upon overdue principal (and premium, if any) and overdue interest at the rate or rates prescribed therefor in such Securities, and

(D)all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;
and
(ii)    all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 7.13.

(c)    No such rescission shall affect any subsequent default or impair any right consequent thereon.

(d)    Upon receipt by the Trustee of any declaration of acceleration, or rescission and annulment thereof, with respect to Securities of a series all or part of which is represented by a Global Security, the record date for determining Holders of Outstanding Securities of such series entitled to join in such declaration of acceleration, or rescission and annulment, as the case may be, shall be the day the Trustee receives such declaration of acceleration, or rescission and annulment, as the case may be, or, if such receipt occurs after the close of business or on a day that is not a Business Day, the next succeeding Business Day. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such declaration of acceleration, or rescission and annulment, as the case may be, whether or not such Holders remain Holders after such record date; provided, that unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having been obtained prior to the day which is 90 days after such record date, such declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. The Trustee may conclusively rely on any representation by the Holders delivering such declaration of acceleration, or rescission and annulment, as the case may be, that such Holders constitute the requisite percentage to deliver such declaration. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new declaration of acceleration, or rescission or annulment thereof, as the case may be, that is identical to a declaration of acceleration, or rescission or annulment thereof, which has been canceled pursuant to the provision to the preceding sentence, in which event a new record date shall be established pursuant to the provision of this Section 7.02.
Section 7.03. Collection of Indebtedness and Suits for Enforcement by Trustee. (a) The Company covenants that if:

(i)    default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days; or

(ii)    default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof; or

(iii)    default is made in the deposit of any sinking fund payment, when and as due by the terms of a Security;

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.
(b)    If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

(c)    If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 7.04. Trustee May File Proofs of Claim. (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal (and premium, if any) or interest) the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise:

(i)    to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

(ii)    to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same.

(b)    Any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 8.07.

(c)    Nothing herein contained shall be deemed to authorize the Trustee to authorize, consent to, accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 7.05. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

Section 7.06. Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:
FIRST: To the payment of all amounts due the Trustee under Section 8.07;

SECOND: Subject to Article 13, to the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and
THIRD: To the Company.
Section 7.07. Limitation on Suits. No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(a)    such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

(b)    the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(c)    such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request; and

(d)    the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.
Section 7.08. Unconditional Right of Holders to Receive Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 2.07) interest on such Security when due and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

Section 7.09. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 7.10. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in Section 2.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.

The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 7.11. Delay or Omission not Waiver. No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 7.12. Control by Holders. (a) The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that:

(i)    such direction shall not be in conflict with any rule of law or with this Indenture, nor subject the Trustee to a material risk of personal liability in respect of which the Trustee has not received reasonably satisfactory indemnification, an

(ii)    the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

(b)    Upon receipt by the Trustee of any such direction with respect to Securities of a series all or part of which is represented by a Global Security, the record date for determining Holders of outstanding Securities of such series entitled to join in such direction shall be the day the Trustee receives such direction, or, if such receipt occurs after the close of business or on a day that is not a Business Day, the next succeeding Business Day. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such direction, whether or not such Holders remain Holders after such record date; provided, that unless such majority in principal amount shall have been obtained prior to the day which is 90 days after such record date, such direction shall automatically and without further action by any Holder be canceled and of no further effect. The Trustee may conclusively rely on any representation by the Holders delivering such direction that such Holders constitute the requisite percentage to deliver such direction. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new direction identical to a direction which has been canceled pursuant to the provisions to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 7.12.

Section 7.13. Waiver of Past Defaults. (a) The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default:

(i)    in the payment of the principal of (or premium, if any) or interest on any Security of such series, or

(ii)    in respect of a covenant or provision hereof which under Article 10 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

(b)    Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 7.14. Undertaking for Costs. Each party to this Indenture agrees, and each Holder of any Security by acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

Section 7.15. Waiver of Usury, Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE 8
THE TRUSTEE

Section 8.01. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default:

(i)    the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(ii)    in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

(b)    In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use in that situation in conducting such person's own affairs.

(c)    No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i)    this subsection shall not be construed to limit the effect of subsection (a) of this Section;

(ii)    the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)    the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction, determined as provided in Section 7.12, of the Holders of a majority in principal amount of the Outstanding Securities of any series, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

(iv)    no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d)    Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 8.02. Notice of Defaults. Within 90 days after the Trustee has gained knowledge of an occurrence of any default hereunder with respect to the Securities of any series (without regard to any grace period or notice requirements), the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series. For the purpose of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

Section 8.03.    Certain Rights of Trustee. Subject to the provisions of Section 8.01:

(a)    the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)    any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, or as otherwise expressly provided herein, and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

(c)    whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

(d)    the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e)    the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture (including, without limitation, instituting, conducting or defending any litigation), unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f)    the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

(g)    the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(h)    the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

(i)    the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

(j)    the Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, provided that the Trustee reasonably believes that the last such certificate received from the Company or currently on file is no longer accurate.

Section 8.04. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 8.05. May Hold Securities. The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 8.08 and 8.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 8.06. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

Section 8.07. Compensation and Reimbursement. The Company agrees:

(a)    to pay to the Trustee from time to time such reasonable compensation for its acceptance of this Indenture and for its services hereunder as Trustee, Paying Agent, Security Registrar and in all other capacities in which it is serving hereunder as the Company and the Trustee shall from time to time agree in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(b)    except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, bad faith or willful misconduct; and

(c)    to indemnify the Trustee and its agents, directors, employees and officers for, and to hold them harmless against, any loss, claim, damage, liability or out-of-pocket expense (including the reasonable compensation, expenses and disbursements of its agents and counsel) incurred without negligence, bad faith or willful misconduct on its or their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the reasonable costs and out-of-pocket expenses of defending itself against any claim or liability in connection with the exercise or performance of any of the Trustee's powers or duties hereunder.

As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee in such capacity, except funds held in trust for the payment of principal of, premium, if any, or interest, if any, on particular Securities. If the Trustee incurs expenses or renders services after the occurrence and during the continuance of an Event of Default, the expenses and the compensation for the services will be intended to constitute expenses of administration under Title 11 of the United States Bankruptcy Code or any applicable Federal or State law for the relief of debtors. The provisions of this Section 8.07 shall survive the resignation or removal of the Trustee and the termination of this Indenture.
Section 8.08. Disqualification; Conflicting Interests. The Trustee shall comply with the terms of section 310(b) of the Trust Indenture Act.

Section 8.09. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 8.10. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 8.11.

(b)    The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 8.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(c)    The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.
(d)    If at any time:

(i)    the Trustee shall fail to comply with Section 8.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

(ii)    the Trustee shall cease to be eligible under Section 8.09 and shall fail to resign after written request therefor by the Company or any such Holder, or

(iii)    the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 7.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.
(e)    If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 8.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 8.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 8.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(f)    The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

Section 8.11. Acceptance of Appointment by Successor.

(a)    In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee. On the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

(b)    In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee. Upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates. On request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

(c)    Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in clause ý(a) and ý(b) of this Section, as the case may be.

(d)    No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 8.12. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided such corporation shall be otherwise qualified and eligible under this Article. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 8.13. Preferential Collection of Claims. The Trustee shall comply with section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to section 311(a) of the Trust Indenture Act to the extent indicated therein.

Section 8.14. Appointment of Authenticating Agent. (a) At any time when any of the Securities remain Outstanding, the Trustee may and, upon request of the Company, shall appoint an Authenticating Agent or Agents with respect to one or more series of Securities, which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 2.06; provided that the Trustee's appointment of such Authenticating Agent shall be subject to the Company's approval at the time of and throughout such appointment. Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

(b)    Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent, provided such corporation shall be otherwise eligible under this Section.

(c)    An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Company, and the Trustee shall terminate any such agency promptly upon request by the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may and, upon request of the Company, shall appoint a successor Authenticating Agent, provided that the Trustee's appointment of such Authentication Agent shall be subject to the Company's approval at the time of and throughout such appointment, and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.
(d)    The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

(e)    If an appointment of an Authenticating Agent with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.
Dated:

U.S. BANK NATIONAL ASSOCIATION, as Trustee
By:
As Authenticating Agent
By:
Authorized Signatory

Section 8.15. Consequential Damages. In no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 8.16. Notices. The Trustee agrees to accept and act upon instructions or directions pursuant to this Indenture sent by unsecured e-mail, pdf, facsimile transmission or other similar unsecured electronic methods, provided, however, that the Trustee shall have received or have on file an incumbency certificate listing persons designated to give such instructions or directions and containing specimen signatures of such designated persons, which such incumbency certificate shall be amended and replaced whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee e-mail or facsimile instructions (or instructions by a similar electronic method) and the Trustee in its discretion elects to act upon such instructions, the Trustee's understanding of such instructions shall be deemed controlling. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee's reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The Company agrees to assume all risks arising out of the use of such electronic methods by the Company to submit instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk or interception and misuse by third parties.

sECTION 8.17. Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

ARTICLE 9
HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 9.01. Company to Furnish Trustee Names and Addresses of Holders. If the Trustee is not the Security Registrar, the Company will furnish or cause to be furnished to the Trustee:

(a)    semi-annually (at intervals of not more than six months), not later than 15 days after each Regular Record Date (or, if there is no Regular Record Date relating to a series, semiannually on dates set forth in the Board Resolution or supplemental indenture with respect to such series), a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such date, and

(b)    at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.

Section 9.02. Preservation of Information; Communications to Holders. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 9.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 9.01 upon receipt of a new list so furnished.

(b)    Holders of any series may communicate pursuant to section 312(b) of the Trust Indenture Act with other Holders of that series or any other series with respect to their rights under this Indenture or the Securities of that series or any other series. The Company, the Trustee, the Registrar and any other Person shall have the protection of section 312(c) of the Trust Indenture Act.

Section 9.03. Reports by Trustee. (a) Within 60 days after May 15 of each year, commencing the May 15 following the date of this Indenture, the Trustee shall, to the extent that any of the events described in section 313(a) of the Trust Indenture Act occurred within the previous 12 months, but not otherwise, mail to each Holder a brief report dated as of such date that complies with section 313(a) of the Trust Indenture Act. The Trustee also shall comply with sections 313(a), 313(b), 313(c) and 313(d) of the Trust Indenture Act.

(a)    A copy of each report at the time of its mailing to Holders shall be mailed to the Company and filed with the Commission and each securities exchange, if any, on which the Securities of that series are listed.

(b)    The Company shall notify the Trustee if the Securities of any series become listed on any securities exchange or of any delisting thereof and the Trustee shall comply with section 313(d) of the Trust Indenture Act.

Section 9.04. Reports by Company. (a) The Company shall file with the Trustee and make available to Holders (without exhibits), without cost to any Holder, all documents the Company files with, or furnishes to, the Commission under the Exchange Act, within 15 days after it files them with, or furnishes such documents to the Commission. Any such documents that are publicly available through the EDGAR system of the Commission (or any successor system) shall be deemed to have been filed with the Trustee and made available to Holders in accordance with the Company's obligations hereunder, provided, however, that the Trustee shall have no obligation whatsoever to determine whether or not such documents have been filed with the Commission or have been made publicly available.

(b)    If at any time that the Company is not subject to Section 13 or Section 15(d) of the Exchange Act, the Company shall, so long as any of the Securities of any series, at such time, constitute “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, promptly furnish to the Trustee and, upon written request, any Holder, beneficial owner or prospective purchaser of such Securities, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act to facilitate the resale of such Securities pursuant to Rule 144A. The Company shall take such further action as any Holder or beneficial owner of such Securities may reasonably request to the extent from time to time required to enable such Holder or beneficial owner to sell such Securities in accordance with Rule 144A, as such rule may be amended from time to time.

(c)    The Company shall furnish annually to the Trustee statements as to the Company's compliance with all conditions and covenants under this Indenture.

(d)    Delivery of any information, documents and reports to the Trustee pursuant to clauses ý(a), and ý(b) of this Section 9.04 is for informational purposes only and the Trustee's receipt of such items shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

ARTICLE 10
SUPPLEMENTAL INDENTURES

Section 10.01. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee (at the direction of the Company) at any time and from time to time, may enter into one or more indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

(a)    to cure any ambiguity, defect, or inconsistency herein or in the Securities of any series;

(b)    to comply with Section 5.06 or Article 6;

(c)    to provide for uncertificated Securities in addition to or in place of certificated Securities;

(d)    to add to the covenants of the Company for the benefit of the holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

(e)    to add to, delete from, or revise the conditions, limitations, and restrictions on the authorized amount, terms, or purposes of issue, authentication, and delivery of Securities, as herein set forth;

(f)    to make any change that does not adversely affect the rights of any Holder of any Securities in any material respect, provided that any change made solely to conform the provisions of this Indenture to the description of any Securities in an offering document or prospectus supplement relating to such Security will be deemed not to adversely affect any Security of any series in any material respect;
(g)    to provide for the issuance of and establish the form and terms and conditions of the Securities of any series as provided in Section 2.01, to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or any series of Securities, or to add to the rights of the holders of any series of Securities;

(h)    to add any additional Events of Default for the benefit of the holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series);

(i)    to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in uncertificated form;

(j)    to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding;

(k)    to secure the Securities; or

(l)    to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 8.11(b).

Section 10.2. Supplemental Indentures with Consent of Holders. (a) With the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of each series affected by such supplemental indenture or indentures at the time Outstanding, the Company, when authorized by Board Resolutions, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner not covered by Section 10.01 the rights of the Holders of the Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holders of each Security then Outstanding and affected thereby,

(i)    extend the fixed maturity of any Securities of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof;

(ii)    change the place of payment for any Security;

(iii)    change the currency in which any Security or any premium or interest is payable;

(iv)    impair the right to enforce any payment on or with respect to any Security;

(v)    adversely change the right to convert or exchange, including decreasing the conversion rate or the conversion price of, such Security (if applicable);
(vi)    reduce the percentage in principal amount of outstanding Securities of any series, the consent of whose Holders is required for modification or amendment of this Indenture or for waiver of compliance with certain provisions of this Indenture or for waiver of certain defaults;

(vii)    reduce the requirements contained in this Indenture for quorum or voting;

(viii)    modify any guarantee in a manner that would adversely affect the Holders of any Security; or

(ix)    modify any of the above provisions.

(b)    A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

(c)    It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

(d)    The Company may set a record date for purposes of determining the identity of Holders of Securities entitled to consent pursuant to this Section. Such record date shall be the later of (i) 30 days prior to the first solicitation of such consent or (ii) the date of the most recent list of Holders furnished to the Trustee pursuant to Section 9.01 prior to such solicitation.

Section 10.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 8.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and complies with the provisions hereof (including Section 10.05). The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, or immunities or liabilities under this Indenture or otherwise.

Section 10.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes. Every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 10.05. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act, as then in effect, to the extent that a supplemental indenture is required to conform to the Trust Indenture Act, as then in effect.

Section 10.06. Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company, and such Securities may be authenticated and delivered by the Trustee, in exchange for Outstanding Securities of such series.

ARTICLE 11
SATISFACTION AND DISCHARGE; DEFEASANCE

Section 11.01. Satisfaction and Discharge of Indenture. (a) This Indenture shall upon Company Request cease to be of further effect with respect to Securities of any series (except as to any surviving rights of registration of transfer or exchange of Securities of such series and replacement of lost, stolen or mutilated Securities of such series herein expressly provided for), and the Trustee, on the demand of and at the expense of the Company, shall execute instruments acknowledging satisfaction and discharge of this Indenture with respect to such series, when:

(i)    Either:

(A)    all Securities of such series theretofore authenticated and delivered have been delivered to the Trustee for cancellation (other than (1) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.06 and (2) Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 5.03); or

(B)    all such Securities of such series not theretofore delivered to the Trustee for cancellation:

(1)    have become due and payable, or

(2)    will become due and payable at their Stated Maturity within one year, or

(3)    are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption,

and the Company, in the case of clauses ý(1), ý(2) or ý(3) above, has deposited or caused to be deposited with the Trustee cash or, in the case of Securities of a series payable only in U.S. dollars, U.S. Government Obligations (as defined in ýSection 11.05) as trust funds in trust for the purpose an amount sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the entire indebtedness on such Securities of such series not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities of such series which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; and
(ii)    the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

(iii)    the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for the satisfaction and discharge of this Indenture have been complied with.

(b)    At any time when no Securities of any series are outstanding, this Indenture shall upon Company Request cease to be of further effect and the Trustee, at the expense of the Company, shall execute instruments of satisfaction and discharge of this Indenture.

(c)    Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 8.07 and, if money shall have been deposited with the Trustee pursuant to Section 11.01(a)(i)(B), the obligations of the Trustee under Section 11.06 and Section 5.03(e) shall survive.

Section 11.02. Company's Option to Effect Defeasance or Covenant Defeasance. Unless pursuant to Section 2.01 provision is made for either or both of (a) defeasance of the Securities of a series under Section 11.03 not to be applicable with respect to the Securities of such series or (b) covenant defeasance of the Securities of a series under Section 11.04 not to be applicable with respect to the Securities of such series, then the provisions of such Sections, together with the other provisions of Sections 11.03, 11.04, 11.05 and 11.06, shall be applicable to the Securities of such series, and the Company may at its option by or pursuant to a Board Resolution, at any time, with respect to the Securities of such series, elect to have either Section ý11.03 or Section ý11.04 be applied to the Outstanding Securities of such series upon compliance with the conditions set forth below in Sections 11.03, 11.04, 11.05 and 11.06.

Section 11.02. Defeasance and Discharge. Upon the Company's exercise of the option set forth in Section ý11.02 and satisfaction of the conditions to defeasance set forth in Section ý11.05, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series, and the provisions of Article 13 shall cease to be effective, on the 91st day following the date the conditions set forth below are satisfied, unless prior to such 91st day an event of default described in Section 7.01(e) or ý(f) shall have occurred (hereinafter, “defeasance”). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund described in Section ý11.05 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (b) the Company's obligations with respect to such Securities under Sections 2.04, 2.05, 2.06, 5.02 and 5.03, (c) the rights, powers, trusts, duties, and immunities of the Trustee under Sections 2.05, 2.06, 2.07, 2.08, 2.09, 5.03(e), 8.07 and 11.06 and otherwise the duty of the Trustee to authenticate Securities of such series issued on registration of transfer or exchange and (d) Sections 11.03, 11.04, 11.05 and 11.06. Subject to compliance with Sections 11.03, 11.04, 11.05 and 11.06, the Company may exercise its option under this Section 11.03 notwithstanding the prior exercise of its option under Section 11.04 with respect to the Securities of such series.

Section 11.04. Covenant Defeasance. Upon the Company's exercise of the option set forth in Section 11.02 and satisfaction of the conditions to defeasance set forth in Section 11.05, the Company shall be released from its obligations under Sections 5.04, 5.05, 6.01 and 9.04 and any other covenants to be applicable to the Securities of a series as specified pursuant to Section 2.01 unless specified otherwise pursuant to such Section (and the failure to comply with any such provisions shall not constitute a default or Event of Default under Section 7.01), and the occurrence of any event described in Sections 7.01(c), (d) and (g) and any other events of default to be applicable to the Securities of a series as specified pursuant to Section 2.01 unless specified otherwise pursuant to such Section shall not constitute a default or Event of Default hereunder, with respect to the Outstanding Securities of such series on and after the date the conditions set forth below are satisfied (hereinafter, “covenant defeasance”). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section with respect to it, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

Section 11.05. Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to application of either Section 11.03 or Section 11.04 to the Outstanding Securities of such series:

(a)    the Company shall irrevocably have deposited or caused to be irrevocably deposited with the Trustee (or another trustee satisfying the requirements of Section 8.09 who shall agree to comply with the provisions of this Article 11 applicable to it) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of such Securities,

(i)    cash in an amount, or

(ii)    U.S. Government Obligations maturing as to principal and interest at such times and in such amounts as will insure the availability of cash, or

(iii)    a combination thereof,
sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (A) the principal of (and premium, if any) on and each installment of principal of and premium (if any) and interest on the Outstanding Securities of such series on the Stated Maturity or Redemption Date , as the case may be, of such principal or installment of principal or interest and (B) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities. For this purpose, “U.S. Government Obligations” means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt;
(b)    such deposit and such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound;

(c)    in the case of an election under Section 11.03, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the issue date of the Securities of such series, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred;

(d)    no Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or during the period ending on the 91st day after such date (other than an Event of Default resulting from borrowing of funds to be applied to such deposit and the grant of any lien securing such borrowing);

(e)    such defeasance or covenant defeasance shall not (x) cause the Trustee for the Securities of such series to have a conflicting interest for purposes of the Trust Indenture Act with respect to any securities of the Company or (y) result in the trust arising from such deposit to constitute, unless it is qualified as, a regulated investment company under the Investment Company Act of 1940, as amended;

(f)    such defeasance or covenant defeasance shall not cause any Securities of such series then listed on any registered national securities exchange under the Exchange Act to be delisted;

(g)    in the case of an election under Section 11.04, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

(h)    no event or condition shall exist that, pursuant to the provisions of Article 13, would prevent the Company from making payments of the principal of (and any premium) or interest on the Securities of such series on the date of such deposit;

(i)    such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Section 2.01; and

(j)    the Company shall have delivered to the Trustee an Opinion of Counsel substantially to the effect that (i) the trust funds deposited pursuant to this Section will not be subject to any rights of holders of Company Senior Indebtedness, including those arising under Article 13, and (ii) after the 90th day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, except that if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Company, no opinion is given as to the effect of such laws on the trust funds except the following: (A) assuming such trust funds remained in the possession of the trustee with whom such funds were deposited prior to such court ruling to the extent not paid to Holders of such Securities, such trustee would hold, for the benefit of such Holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise, (B) such Holders would be entitled to receive adequate protection of their interests in such trust funds if such trust funds were used and (C) no property, rights in property or other interests granted to such trustee for the Trustee or such

Holders in exchange for or with respect to any such funds would be subject to any prior rights of holders of Company Senior Indebtedness, including those arising under Article 13.

(k)    the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to either the defeasance under Section 11.03 or the covenant defeasance under Section 11.04, as the case may be, have been complied with and that such defeasance or covenant defeasance shall not cause any Securities of such series then listed on any registered national securities exchange under the Exchange Act to be delisted.

Section 11.06. Deposited Cash and U.S. Government Obligations to be Held in Trust; Other Miscellaneous Provisions. Subject to the provisions of Section 5.03(e), all money deposited with the Trustee (or other qualifying trustee, collectively, for purposes of this Section 11.06, the “Trustee”), all cash and U.S. Government Obligations deposited with the Trustee and all cash received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee, pursuant to Section 11.01 or 11.05, in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such cash need not be segregated from other funds except to the extent required by law. Cash and U.S. Government Obligations so held in trust under this Article 11 shall not be subject to the provisions of Article 13, provided the applicable conditions Section 11.05 have been satisfied.

(a)    The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 11.05 or the principal and interest received in respect thereof, other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series.

(b)    Anything in this Article 11 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any cash or U.S. Government Obligations held by it as provided in Section 11.05 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance and pay any obligations owed or accrued in favor of the Trustee.

ARTICLE 12
SUBSIDIARY GUARANTEE

Section 12.01. Applicability of Article. Except as otherwise provided or contemplated by the terms of any series of Securities pursuant to Section 2.01(b)(xvii) and provided that such series of Securities include a notation to the effect described in Section 2.01(b)(xvii) expressly set forth in such Securities, all Securities of all series shall be entitled to the benefit of this Article 12.

Section 12.02. Subsidiary Guarantee.

(a)    Each Subsidiary Guarantor hereby fully, irrevocably and unconditionally guarantees, jointly and severally, to each Holder and to the Trustee and its successors and assigns (i) the full and punctual payment of principal of and interest (and premium, if any) on the Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and (ii) the full and punctual performance within applicable grace periods of all other obligations of the Company under this Indenture and the Securities (the Indenture and the

Securities being hereinafter collectively called the “Guaranteed Obligations”). Each Subsidiary Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from such Subsidiary Guarantor, and that such Subsidiary Guarantor will remain bound under this Article notwithstanding any extension or renewal of any Guaranteed Obligation.

(b)    Each Subsidiary Guarantor waives presentation to, demand of, payment from and protest to the Company of any of the Guaranteed Obligations and also waives notice of protest for nonpayment. Each Subsidiary Guarantor waives notice of any default under the Securities or the Guaranteed Obligations. The obligations of each Subsidiary Guarantor hereunder shall not be affected by (i) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person (including the Subsidiary Guarantors) under this Indenture, the Securities or any other agreement or otherwise; (ii) any extension or renewal of any thereof; (iii) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture or the Securities; (iv) the failure of any Holder or the Trustee to exercise any right or remedy against any other guarantor of the Guaranteed Obligations; or (v) except as set forth in 12.09, any change in the ownership of such Subsidiary Guarantor.

(c)    Each Subsidiary Guarantor further agrees that its Subsidiary Guarantee herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Guaranteed Obligations.

(d)    Except as expressly set forth in Section 12.08, Section 12.09, Section 11.03 and Section 11.04 of this Indenture, the obligations of each Subsidiary Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Subsidiary Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Trustee to assert any claim or demand or to enforce any remedy under this Indenture or the Securities, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Subsidiary Guarantor or would otherwise operate as a discharge of such Subsidiary Guarantor as a matter of law or equity.

(e)    Each Subsidiary Guarantor further agrees that its Subsidiary Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Guaranteed Obligation is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of the Company or otherwise.

(f)    In furtherance of the foregoing and not in limitation of any other right which any Holder or the Trustee has at law or in equity against any Subsidiary Guarantor by virtue hereof, upon the failure of the Company to pay the principal of or interest (and premium, if any) on any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption, by repurchase or otherwise, or to perform or comply with any other Guaranteed Obligation, each Subsidiary Guarantor hereby promises to and will, upon receipt of written demand by the Trustee or the Holders pursuant to this Indenture, forthwith pay, or cause to be paid, in cash, to the Holders or the Trustee an amount equal to the sum of (i) the unpaid amount of such Guaranteed Obligations, (ii) accrued and unpaid interest on such Guaranteed Obligations (but only to the extent not prohibited by law) and (iii) all other monetary Guaranteed Obligations of the Company to the Holders and the Trustee.

(g)    Each Subsidiary Guarantor agrees that it shall not be entitled to any right of subrogation in respect of any Guaranteed Obligations guaranteed hereby until payment in full in cash of all Guaranteed Obligations. Each Subsidiary Guarantor further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Guaranteed Obligations guaranteed hereby may be accelerated as provided in Article 7 for the purposes of such Subsidiary Guarantor's Subsidiary Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such Guaranteed Obligations as provided in Article 7, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by such Subsidiary Guarantor for the purposes of this Section. Each Subsidiary Guarantor agrees that any right of indemnity, subrogation or contribution it may have under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Guaranteed Obligations.

(h)    Each Subsidiary Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Article.

(i)    It shall not be necessary for the guarantee of any Subsidiary Guarantor to be endorsed upon any Security.

Section 12.03. Contribution. Each Subsidiary Guarantor (a “Contributing Party”) agrees that, in the event a payment shall be made by any other Subsidiary Guarantor under any Subsidiary Guarantee (the “Claiming Guarantor”), the Contributing Party shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment multiplied by a fraction, the numerator of which shall be the net worth of the Contributing Party on the date of such payment and the denominator of which shall be the aggregate net worth of all the Subsidiary Guarantors on the date of such payment.

Section 12.04. Successors And Assigns. This Article 12 shall be binding upon each Subsidiary Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in this Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of this Indenture.

Section 12.05. No Waiver. Neither a failure nor a delay on the part of either the Trustee or the Holders in exercising any right, power or privilege under this Article 12 shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Article 12 at law, in equity, by statute or otherwise.

Section 12.06. Modification.

(a)    No modification, amendment or waiver of any provision of this Article, nor the consent to any departure by any Subsidiary Guarantor therefrom, shall in any event be effective (i) unless the same shall be in writing and signed by the Trustee and (ii) with respect to the Holder of a Security adversely affected thereby, unless such Holder consents thereto, and, in each case, then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

(b)    No notice to or demand on any Subsidiary Guarantor in any case shall entitle such Subsidiary Guarantor to any other or further notice or demand in the same, similar or other circumstances.

Section 12.07. Execution of Supplemental Indenture for Future Subsidiary Guarantors. Each Subsidiary which is required to become a Subsidiary Guarantor pursuant to Section 5.06 shall promptly execute and deliver to the Trustee a supplemental indenture in the form of Exhibit A hereto pursuant to which such Subsidiary shall become a Subsidiary Guarantor under this Article 12 and shall guarantee the Guaranteed Obligations. Concurrently with the execution and delivery of such supplemental indenture and Subsidiary Guarantee, the Company shall deliver to the Trustee an Officers' Certificate and an Opinion of Counsel to the effect that (a) such supplemental indenture and Subsidiary Guarantee have been duly authorized, executed and delivered by such Subsidiary and (b) such supplemental indenture is authorized and permitted by this Indenture and all conditions precedent herein provided for relating to such transaction have been complied with.

Section 12.08. Limitation on Liability. Any term or provision of this Indenture to the contrary notwithstanding, the maximum aggregate amount of the Guaranteed Obligations guaranteed hereunder by any Subsidiary Guarantor shall not exceed the maximum amount that can be hereby guaranteed without rendering this Indenture, as it relates to such Subsidiary Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

Section 12.09. Release of Subsidiary Guarantor.

(a)    Except with respect to Lion Holdings, the Subsidiary Guarantee by a Subsidiary Guarantor pursuant to this Article 12 shall terminate without any further action required on the part of the Trustee or any Holder if such Subsidiary Guarantor is permanently released from its guarantee of the Company's Indebtedness under the Senior Unsecured Credit Facility.

(b)    In each case contemplated in paragraph ý(a), if the Company shall provide an Officers' Certificate to the Trustee to the effect that the release of a Subsidiary Guarantor complies with paragraph ý(a), the Trustee shall execute and deliver an appropriate instrument evidencing such release.

(c)    For the avoidance of doubt, the Subsidiary Guarantee by Lion Holdings pursuant to this Article 12 shall continue whether or not Lion Holdings is released from its guarantee of the Company's Indebtedness under the Senior Unsecured Credit Facility.

Section 12.10. Notice to Nationally Recognized Statistical Rating Organizations. Within two Business Days following (i) any modification, amendment or waiver of this Article affecting the obligations of a Subsidiary Guarantor or (ii) any event pursuant to which the obligations of a Subsidiary Guarantor under this Article shall be assumed or become binding (including by operation of law) upon any successor or assign of a Subsidiary Guarantor, the Company shall provide written notice of such modification, amendment, waiver or event to all nationally recognized statistical rating organizations with a then publicly announced and current credit rating on any series of Securities to which this Article applies.

ARTICLE 13
SUBORDINATION OF SECURITIES

Section 13.01. Securities Subordinate to Company Senior Indebtedness.

(a)    The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to Article 11), the payment of the principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full in cash of all Company Senior Indebtedness.

(b)    This Article 13 shall constitute a continuing offer to all Persons who become holders of, or continue to hold, Company Senior Indebtedness, and such provisions are made for the benefit of the holders of Company Senior Indebtedness and such holders are made obligees hereunder and any one or more of them may enforce such provisions. Holders of Company Senior Indebtedness need not prove reliance on the subordination provisions hereof.

Section13.02. Payment Over of Proceeds Upon Dissolution, Etc.

(a)    Upon any payment or distribution of assets of the Company to creditors upon (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its assets, or (ii) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors or any other marshalling of assets or liabilities of the Company, then and in any such event specified in (i), (ii) or (iii) above (each such event, if any, herein sometimes referred to as a “Proceeding”);

(i)    the holders of Company Senior Indebtedness shall be entitled to receive payment in full in cash of all amounts due on or to become due on or in respect of all Company Senior Indebtedness, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character whether in cash, property or securities (including any payment or distribution which may be payable or deliverable to Holders of the Securities made in respect of any other indebtedness of the Company subordinated to the payment of the Securities, such payment or distribution being hereinafter referred to as a “Junior Subordinated Payment”), on account of the principal of or interest on the Securities or on account of any purchase, redemption or other acquisition of Securities by the Company, any Subsidiary of the Company, the Trustee or any Paying Agent (all such payments, distributions, purchases, redemptions and acquisitions, whether or not in connection with a Proceeding, herein referred to, individually and collectively, as a “Securities Payment”); and

(ii)    any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holders of the Securities or the Trustee would be entitled but for the provisions of this Article 13 (including, without limitation, any Junior Subordinated Payment) shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Company Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Company Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Company Senior Indebtedness held or represented by each, to the extent necessary to make payment in full in cash of all Company Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment to the holders of such Company Senior Indebtedness.

(b)    In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received in connection with any Proceeding any Securities Payment before all Company Senior Indebtedness is paid in full or payment thereof provided for in cash, then and in such event such Securities Payment shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Company Senior Indebtedness remaining unpaid, to the extent necessary to pay all Company Senior Indebtedness in full in cash after giving effect to any concurrent payment to or for the holders of Company Senior Indebtedness.

(c)    For purposes of this Article only, the words “any payment or distribution of any kind or character, whether in cash, property or securities” shall not be deemed to include a payment or distribution of stock or securities of the Company provided for by a plan of reorganization or readjustment authorized by an order or decree of a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law or of any other corporation provided for by such plan of reorganization or readjustment which stock or securities are subordinated in right of payment to all then outstanding Company Senior Indebtedness to substantially the same extent, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article 6 shall not be deemed a Proceeding for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article 6.

Section 13.03. No Payment When Company Senior Indebtedness in Default.

(a)    In the event that any Senior Payment Default shall have occurred, then no Securities Payment shall be made, nor shall any property of the Company or any Subsidiary of the Company be applied to the purchase, acquisition, retirement or redemption of the Securities, unless and until such Senior Payment Default shall have been cured or waived in writing or shall have ceased to exist or all amounts then due and payable in respect of such Company Senior Indebtedness (including amounts that have become and remain due by acceleration) shall have been paid in full in cash. “Senior Payment Default” means any default in the payment of principal of (or premium, if any) or interest on any Company Senior Indebtedness when due, whether at the stated maturity of any such payment or by declaration of acceleration of maturity, call for redemption, mandatory payment or prepayment or otherwise.

(b)    In the event that any Senior Nonmonetary Default shall have occurred and be continuing, then, upon the receipt by the Company and the Trustee of written notice of such Senior Nonmonetary Default from the holder of such Company Senior Indebtedness (or the agent, trustee or representative thereof), no Securities Payment shall be made, nor shall any property of the Company or any Subsidiary of the Company be applied to the purchase, acquisition, retirement or redemption of the Securities, during the period (the “Payment Blockage Period”) commencing on the date of such receipt of such written notice and ending (subject to any blockage of payments that may then or thereafter be in effect as the result of any Senior Payment Default) on the earlier of (i) the date on which the Company Senior Indebtedness to which such Senior Nonmonetary Default relates is discharged or such Senior Nonmonetary Default shall have been cured or waived in writing or shall have ceased to exist and any acceleration of Company Senior Indebtedness to which such Senior Nonmonetary Default relates shall have been rescinded or annulled or (ii) the 179th day after the date of such receipt of such written notice. No more than one Payment Blockage Period may be commenced with respect to the Securities during any period of 360 consecutive days and there shall be a period of at least 181 consecutive days in each period of 360 consecutive days when no Payment Blockage Period is in effect. Following the commencement of any Payment Blockage Period, the holders of any Company Senior Indebtedness will be precluded from commencing a subsequent Payment Blockage Period until the conditions set forth in the preceding sentence are satisfied. For all purposes of this paragraph, no Senior Nonmonetary Default that existed or was continuing on the date of commencement of any Payment Blockage Period with respect to the Company Senior Indebtedness initiating such Payment Blockage Period shall be, or be made, the basis for the commencement of a subsequent Payment Blockage Period by holders of Company Senior Indebtedness or their representatives unless such Senior Nonmonetary Default shall have been cured for a period of not less than 90 consecutive days. “Senior Nonmonetary Default” means the occurrence or existence and continuance of any default (other than a Senior Payment Default) or any event which, after notice or lapse of time (or both), would become an event of default (other than a Senior Payment Default), under the terms of any instrument or agreement pursuant to which any Company Senior Indebtedness is outstanding, permitting (after notice or lapse of time or both) one or more holders of such Company Senior Indebtedness (or a trustee or agent on behalf of the holders thereof) to declare such Company Senior Indebtedness due and payable prior to the date on which it would otherwise become due and payable.

(c)    In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

(d)    The provisions of this Section shall not apply to any Securities Payment with respect to which Section 13.02 hereof would be applicable.

Section 13.04. Payment Permitted If No Default. Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any Proceeding referred to in Section 13.02 hereof or under the conditions described in Section 13.03 hereof, from making Securities Payments.

Section 13.05. Subrogation to Rights of Holders of Company Senior Indebtedness. Subject to the payment in full in cash of all Company Senior Indebtedness, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to Company Senior Indebtedness to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of such Company Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Company Senior Indebtedness until the principal of and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Company Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Company Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Company Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Company Senior Indebtedness.

Section 13.06. Provisions Solely to Define Relative Rights. The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Company Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Company Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Company Senior Indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of the Securities the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Company Senior

Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Company Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

Section 13.07. Trustee to Effectuate Subordination. Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the indebtedness of the Company owing to such Holder in the form required in such proceedings and the causing of such claim to be approved. If the Trustee does not file a proper claim at least 30 days before the expiration of the time to file such claim, then the holders of the Company Senior Indebtedness and their agents, trustees or other representatives are authorized to do so (but shall in no event be liable for any failure to do so) for and on behalf of the Holders of the Securities.

Section 13.08. No Waiver of Subordination Provisions.

(a)    No right of any present or future holder of any Company Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

(b)    Without in any way limiting the generality of the foregoing paragraph, the holders of Company Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Company Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Company Senior Indebtedness, or otherwise amend or supplement in any manner Company Senior Indebtedness or any instrument evidencing the same or any agreement under which Company Senior Indebtedness is outstanding; (ii) permit the Company to borrow, repay and then reborrow any or all of the Company Senior Indebtedness; (iii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Company Senior Indebtedness; (iv) release any Person liable in any manner for the collection of Company Senior Indebtedness; (v) exercise or refrain from exercising any rights against the Company and any other Person; and (vi) apply any sums received by them to Company Senior Indebtedness.

Section13.09 . Notice to Trustee.

(a)    The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities or that would end such prohibition. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities or that would end such prohibition, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Company, any holder of Company Senior Indebtedness or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 8.01 hereof, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice of any prohibition provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Security), then, anything herein contained to the contrary notwithstanding, but without limiting the rights and remedies of the holders of Company Senior Indebtedness or any trustee, fiduciary or agent therefor, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date. Any notice required or permitted to be given to the Trustee by a holder of Company Senior Indebtedness or by any agent, trustee or representative thereof shall be in writing and shall be sufficient for every purpose hereunder if in writing and either (i) sent via facsimile to the Trustee, the receipt of which shall be confirmed via telephone, or (ii) mailed, first class postage prepaid, or sent by overnight carrier, to the Trustee addressed to its Corporate Trust Office or to any other address furnished in writing to such holder of Company Senior Indebtedness by the Trustee

(b)    Subject to the provisions of Section 8.01 hereof, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Company Senior Indebtedness (or a trustee, fiduciary or agent therefore) to establish that such notice has been given by a holder of Company Senior Indebtedness or a trustee, fiduciary or agent therefor. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Company Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Company Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

(c)    Notwithstanding anything else contained herein, no notice, request or other communication to or with the Trustee shall be deemed given unless received by a Responsible Officer at the Corporate Trust Office.

Section 13.10. Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 8.01 hereof, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Company Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article, provided that the foregoing shall apply only if such court has been apprised of the provisions of this Article.

Section 13.11. Trustee Not Fiduciary for Holders of Company Senior Indebtedness. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Company Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Company Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

Section 13.12. Rights of Trustee as Holder of Company Senior Indebtedness; Preservation of Trustee's Rights.

(a)    The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Company Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Company Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

(c)    Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to 8.07 hereof.

Section 13.13. Article Applicable to Paying Agents. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term “Trustee” as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 13.11 hereof shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

ARTICLE 14
SUBORDINATION OF SUBSIDIARY GUARANTEE

Section 14.01. Subsidiary Guarantee Subordinate to Subsidiary Guarantor Senior Indebtedness.

(a)    The Subsidiary Guarantor covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to Article 11), all payments with respect to such Subsidiary Guarantor's Subsidiary Guarantee are hereby expressly made subordinate and subject in right of payment to the prior payment in full in cash of all Subsidiary Guarantor Senior Indebtedness.

(b)    This Article 14 shall constitute a continuing offer to all Persons who become holders of, or continue to hold, Subsidiary Guarantor Senior Indebtedness, and such provisions are made for the benefit of the holders of Subsidiary Guarantor Senior Indebtedness and such holders are made obligees hereunder and any one or more of them may enforce such provisions. Holders of Subsidiary Guarantor Senior Indebtedness need not prove reliance on the subordination provisions hereof.

Section 14.02. Payment Over of Proceeds Upon Dissolution, Etc.

(a)    Upon any payment or distribution of assets of the Subsidiary Guarantor to creditors upon (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Subsidiary Guarantor or to its assets, or (ii) any liquidation, dissolution or other winding up of the Subsidiary Guarantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors or any other marshalling of assets or liabilities of the Subsidiary Guarantor, then and in any such event specified in (i), (ii) or (iii) above (each such event, if any, herein sometimes referred to as a “Subsidiary Guarantor Proceeding”);

(i)    the holders of Subsidiary Guarantor Senior Indebtedness shall be entitled to receive payment in full in cash of all amounts due on or to become due on or in respect of all Subsidiary Guarantor Senior Indebtedness, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character whether in cash, property or securities (including any payment or distribution which may be payable or deliverable to Holders of the Securities made in respect of any other indebtedness of the Subsidiary Guarantor subordinated to the payment of the Securities, such payment or distribution being hereinafter referred to as a “Subsidiary Guarantor Junior Subordinated Payment”), on account of Subsidiary Guarantor's Subsidiary Guarantee or on account of any purchase, redemption or other acquisition of Securities by the Subsidiary Guarantor, any Subsidiary of the Subsidiary Guarantor, the Trustee or any Paying Agent (all such payments, distributions, purchases, redemptions and acquisitions, whether or not in connection with a Proceeding, herein referred to, individually and collectively, as a “Subsidiary Guarantor Securities Payment”); and

(ii)    any payment or distribution of assets of the Subsidiary Guarantor of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holders of the Securities or the Trustee would be entitled but for the provisions of this Article 14 (including, without limitation, any Subsidiary Guarantor Junior Subordinated Payment) shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Subsidiary Guarantor Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Subsidiary Guarantor Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Subsidiary Guarantor Senior Indebtedness held or represented by each, to the extent necessary to make payment in full in cash of all Subsidiary Guarantor Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment to the holders of such Subsidiary Guarantor Senior Indebtedness.

(b)    In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received in connection with any Subsidiary Guarantor Proceeding any Subsidiary Guarantor Securities Payment before all Subsidiary Guarantor Senior Indebtedness is paid in full or payment thereof provided for in cash, then and in such event such Subsidiary Guarantor Securities Payment shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Subsidiary Guarantor for application to the payment of all Subsidiary Guarantor Senior Indebtedness remaining unpaid, to the extent necessary to pay all Subsidiary Guarantor Senior Indebtedness in full in cash after giving effect to any concurrent payment to or for the holders of Subsidiary Guarantor Senior Indebtedness.

(c)    For purposes of this Article only, the words “any payment or distribution of any kind or character, whether in cash, property or securities” shall not be deemed to include a payment or distribution of stock or securities of the Subsidiary Guarantor provided for by a plan of reorganization or readjustment authorized by an order or decree of a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law or of any other corporation provided for by such plan of reorganization or readjustment which stock or securities are subordinated in right of payment to all then outstanding Subsidiary Guarantor Senior Indebtedness to substantially the same extent, or to a greater extent than, such Subsidiary Guarantor's Subsidiary Guarantee is so subordinated as provided in this Article. The consolidation of the Subsidiary Guarantor with, or the merger of the Subsidiary Guarantor into, another Person or the liquidation or dissolution of the Subsidiary Guarantor following the conveyance or transfer of all or substantially all of its properties and assets as an entirety to another Person shall not be deemed a Subsidiary Guarantor Proceeding for the purposes of this Section if the Person formed by such consolidation or into which the Subsidiary Guarantor is merged or the Person which acquires by conveyance or transfer such properties and assets as an entirety, as the case may be, and the Company and the Subsidiary Guarantor shall, as a part of such consolidation, merger, conveyance or transfer, comply with Section 12.07.

Section 14.03. No Payment When Subsidiary Guarantor Senior Indebtedness in Default.

(a)    In the event that any Subsidiary Guarantor Senior Payment Default shall have occurred, then no Subsidiary Guarantor Securities Payment shall be made, nor shall any property of the Subsidiary Guarantor or any Subsidiary of the Subsidiary Guarantor be applied to the purchase, acquisition, retirement or redemption of the Securities, unless and until such Senior Payment Default shall have been cured or waived in writing or shall have ceased to exist or all amounts then due and payable in respect of such Subsidiary Guarantor Senior Indebtedness (including amounts that have become and remain due by acceleration) shall have been paid in full in cash. “Subsidiary Guarantor Senior Payment Default” means any default in the payment of principal of (or premium, if any) or interest on any Subsidiary Guarantor Senior Indebtedness when due, whether at the stated maturity of any such payment or by declaration of acceleration of maturity, call for redemption, mandatory payment or prepayment or otherwise.

(b))    In the event that any Subsidiary Guarantor Senior Nonmonetary Default shall have occurred and be continuing, then, upon the receipt by the Subsidiary Guarantor and the Trustee of written notice of such Subsidiary Guarantor Senior Nonmonetary Default from the holder of such Subsidiary Guarantor Senior Indebtedness (or the agent, trustee or representative thereof), no Subsidiary Guarantor Securities Payment shall be made, nor shall any property of the Subsidiary Guarantor or any Subsidiary of the Subsidiary Guarantor be applied to the purchase, acquisition, retirement or redemption of the Securities, during the period (the “Subsidiary Guarantor Payment Blockage Period”) commencing on the date of such receipt of such written notice and ending (subject to any blockage of payments that may then or thereafter be in effect as the result of any Subsidiary Guarantor Senior Payment Default) on the earlier of (i) the date on which the Subsidiary Guarantor Senior Indebtedness to which such Subsidiary Guarantor Senior Nonmonetary Default relates is discharged or such Subsidiary Guarantor Senior Nonmonetary Default shall have been cured or waived in writing or shall have ceased to exist and any acceleration of Subsidiary Guarantor Senior Indebtedness to which such Subsidiary Guarantor Senior Nonmonetary Default relates shall have been rescinded or annulled or (ii) the 179th day after the date of such receipt of such written notice. No more than one Subsidiary Guarantor Payment Blockage Period may be commenced with respect to the such Subsidiary Guarantor' Subsidiary Guarantee during any period of 360 consecutive days and there shall be a period of at least 181 consecutive days in each period of 360 consecutive days when no Subsidiary Guarantor Payment Blockage Period is in effect. Following the commencement of any Subsidiary Guarantor Payment Blockage Period, the holders of any Subsidiary Guarantor Senior Indebtedness will be precluded from commencing a subsequent Subsidiary Guarantor Payment Blockage Period until the conditions set forth in the preceding sentence are satisfied. For all purposes of this paragraph, no Subsidiary Guarantor Senior Nonmonetary Default that existed or was continuing on the date of commencement of any Subsidiary Guarantor Payment Blockage Period with respect to the Subsidiary Guarantor Senior Indebtedness initiating such Subsidiary Guarantor Payment Blockage Period shall be, or be made, the basis for the commencement of a subsequent Subsidiary Guarantor Payment Blockage Period by holders of Subsidiary Guarantor Senior Indebtedness or their representatives unless such Subsidiary Guarantor Senior Nonmonetary Default shall have been cured for a period of not less than 90 consecutive days. “Subsidiary Guarantor Senior Nonmonetary Default” means the occurrence or existence and continuance of any default (other than a Subsidiary Guarantor Senior Payment Default) or any event which, after notice or lapse of time (or both), would become an event of default (other than a Subsidiary Guarantor Senior Payment Default), under the terms of any instrument or agreement pursuant to which any Subsidiary Guarantor Senior Indebtedness is outstanding, permitting (after notice or lapse of time or both) one or more holders of such Subsidiary Guarantor Senior Indebtedness (or a trustee or agent on behalf of the holders thereof) to declare such Subsidiary Guarantor Senior Indebtedness due and payable prior to the date on which it would otherwise become due and payable.

(c)    In the event that, notwithstanding the foregoing, the Subsidiary Guarantor shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Subsidiary Guarantor.

(d)    The provisions of this Section shall not apply to any Subsidiary Guarantor Securities Payment with respect to which Section 13.02 hereof would be applicable.

Section14.04. Payment Permitted If No Default. Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Subsidiary Guarantor, at any time except during the pendency of any Proceeding referred to in Section 13.02 hereof or under the conditions described in Section 13.03 hereof, from making Subsidiary Guarantor Securities Payments.

Section 14.05. Subrogation to Rights of Holders of Subsidiary Guarantor Senior Indebtedness. Subject to the payment in full in cash of all Subsidiary Guarantor Senior Indebtedness, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all indebtedness of the Subsidiary Guarantor which by its express terms is subordinated to Subsidiary Guarantor Senior Indebtedness to substantially the same extent as such Subsidiary Guarantor's Subsidiary Guarantee is subordinated and is entitled to like rights of subrogation) to the rights of the holders of such Subsidiary Guarantor Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Subsidiary Guarantor Senior Indebtedness until the principal of and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Subsidiary Guarantor Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Subsidiary Guarantor Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Subsidiary Guarantor, its creditors other than holders of Subsidiary Guarantor Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Subsidiary Guarantor to or on account of the Subsidiary Guarantor Senior Indebtedness.

Section 14.06. Provisions Solely to Define Relative Rights. The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Subsidiary Guarantor Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Subsidiary Guarantor, its creditors other than holders of Subsidiary Guarantor Senior Indebtedness and the Holders of the Securities, the obligation of the Subsidiary Guarantor, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Subsidiary Guarantor Senior Indebtedness, is intended to rank equally with all other general obligations of the Subsidiary Guarantor), to pay to the Holders of the Securities the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Subsidiary Guarantor of the Holders of the Securities and creditors of the Subsidiary Guarantor other than the holders of Subsidiary Guarantor Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Subsidiary Guarantor Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

Section 14.07. Trustee to Effectuate Subordination. Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Subsidiary Guarantor whether in bankruptcy, insolvency, receivership proceedings, or otherwise, the timely filing of a claim for the unpaid balance of the indebtedness of the Subsidiary Guarantor owing to such Holder in the form required in such proceedings and the causing of such claim to be approved. If the Trustee does not file a proper claim at least 30 days before the expiration of the time to file such claim, then the holders of the Subsidiary Guarantor Senior Indebtedness and their agents, trustees or other representatives are authorized to do so (but shall in no event be liable for any failure to do so) for and on behalf of the Holders of the Securities.

Section 14.08. No Waiver of Subordination Provisions.

(a)    No right of any present or future holder of any Subsidiary Guarantor Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Subsidiary Guarantor or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Subsidiary Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

(b)    Without in any way limiting the generality of the foregoing paragraph, the holders of Subsidiary Guarantor Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Subsidiary Guarantor Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Subsidiary Guarantor Senior Indebtedness, or otherwise amend or supplement in any manner Subsidiary Guarantor Senior Indebtedness or any instrument evidencing the same or any agreement under which Subsidiary Guarantor Senior Indebtedness is outstanding; (ii) permit the Subsidiary Guarantor to borrow, repay and then reborrow any or all of the Subsidiary Guarantor Senior Indebtedness; (iii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Subsidiary Guarantor Senior Indebtedness; (iv) release any Person liable in any manner for the collection of Subsidiary Guarantor Senior Indebtedness; (v) exercise or refrain from exercising any rights against the Subsidiary Guarantor and any other Person; and (vi) apply any sums received by them to Subsidiary Guarantor Senior Indebtedness.

Section 14.09. Notice to Trustee.

(a)    The Subsidiary Guarantor shall give prompt written notice to the Trustee of any fact known to the Subsidiary Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Securities or that would end such prohibition. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities or that would end such prohibition, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Subsidiary Guarantor, any holder of Subsidiary Guarantor Senior Indebtedness or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 8.01 hereof, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice of any prohibition provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of or interest on any Security), then, anything herein contained to the contrary notwithstanding, but without limiting the rights and remedies of the holders of Subsidiary Guarantor Senior Indebtedness or any trustee, fiduciary or agent therefor, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date. Any notice required or permitted to be given to the Trustee by a holder of Subsidiary Guarantor Senior Indebtedness or by any agent, trustee or representative thereof shall be in writing and shall be sufficient for every purpose hereunder if in writing and either (i) sent via facsimile to the Trustee, the receipt of which shall be confirmed via telephone, or (ii) mailed, first class postage prepaid, or sent by overnight carrier, to the Trustee addressed to its Corporate Trust Office or to any other address furnished in writing to such holder of Subsidiary Guarantor Senior Indebtedness by the Trustee.

(b)    Subject to the provisions of Section 8.01 hereof, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Subsidiary Guarantor Senior Indebtedness (or a trustee, fiduciary or agent therefore) to establish that such notice has been given by a holder of Subsidiary Guarantor Senior Indebtedness or a trustee, fiduciary or agent therefor. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Subsidiary Guarantor Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Subsidiary Guarantor Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

(c)    Notwithstanding anything else contained herein, no notice, request or other communication to or with the Trustee shall be deemed given unless received by a Responsible Officer at the Corporate Trust Office.

Section 14.10. Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Subsidiary Guarantor referred to in this Article, the Trustee, subject to the provisions of Section 8.01 hereof, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Subsidiary Guarantor Senior Indebtedness and other indebtedness of the Subsidiary Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article, provided that the foregoing shall apply only if such court has been apprised of the provisions of this Article.

Section 14.11. Trustee Not Fiduciary for Holders of Subsidiary Guarantor Senior Indebtedness. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Subsidiary Guarantor Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Subsidiary Guarantor or to any other Person cash, property or securities to which any holders of Subsidiary Guarantor Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

Section 14.12. Rights of Trustee as Holder of Subsidiary Guarantor Senior Indebtedness; Preservation of Trustee's Rights.

(a)    The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Subsidiary Guarantor Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Subsidiary Guarantor Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

(b)    Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 8.07 hereof.

Section 14.13. Article Applicable to Paying Agents. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Subsidiary Guarantor and be then acting hereunder, the term “Trustee” as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 14.11 hereof shall not apply to the Subsidiary Guarantor or any Affiliate of the Subsidiary Guarantor if it or such Affiliate acts as Paying Agent.

ARTICLE 15
GENERAL GUARANTEE AGREEMENT

Section 15.01. General Guarantee Agreement Inapplicable. Without in any way limiting the obligations of the Company or any Subsidiary Guarantor hereunder, the General Guarantee Agreement (as amended, the “General Guarantee Agreement”) dated April 17, 2012 by Lion Holdings in favor of each person to whom the Company may owe any obligations evidenced by senior unsecured debentures, notes or similar debt instruments issued by the Company shall be inapplicable to the Securities. The Trustee shall not be entitled to enforce any rights under the General Guarantee Agreement with respect to any Securities or other obligation under this Indenture. The Trustee waives all rights and remedies it may have under the General Guarantee Agreement with respect to any obligation under this Indenture. For the avoidance of doubt, any obligation under this Indenture is not an obligation as defined in the General Guarantee Agreement. This Article 15 does not in any way limit any obligation of the Company under any Securities or any Subsidiary Guarantor under its Subsidiary Guarantee.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.
[remainder of page intentionally left blank; signature pages follow]

[Signature Page to Indenture]

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first above written.

ING U.S., INC.
By:	/s/ Alain M. Karaoglan
Name: Alain M. Karaoglan
Title: Executive Vice President and Chief Operating Officer

By:	/s/ Ewout L. Steenbergen
Name: Ewout L. Steenbergen
Title: Executive Vice President and Chief Financial Officer

LION CONNECTICUT HOLDINGS INC.
By:	/s/ Alain M. Karaoglan
Name: Alain M. Karaoglan
Title: Executive Vice President and Chief Operating Officer

By:	/s/ Ewout L. Steenbergen
Name: Ewout L. Steenbergen
Title: Executive Vice President and Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION, as Trustee
By:	/s/ Earl W. Dennison Jr.
Name: Earl W. Dennison Jr.
Title: Vice President

EXHIBIT A
[Form of Supplemental Indenture for New Subsidiary Guarantor]
[NUMBER] SUPPLEMENTAL INDENTURE
[NUMBER] SUPPLEMENTAL INDENTURE (this “[Number] Supplemental Indenture”), dated as of _____, 20__ among _____ (a “New Subsidiary Guarantor”), a _____ corporation and a subsidiary of ING U.S., INC., a Delaware corporation (the “Company”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee under the Indenture referred to below (the “Trustee”).
RECITALS
WHEREAS, the Company and the initial Subsidiary Guarantor have heretofore executed and delivered to the Trustee a Junior Subordinated Indenture dated as of May 16, 2013 (as supplemented by the [Number] Supplemental Indenture, dated as of _____, 20__, among the Company, the Subsidiary Guarantor party thereto and the Trustee, and as further amended, supplemented or modified, the “Indenture”), providing for the issuance of the Company's ____________ (the “Notes”);
WHEREAS, Section 12.07 of the Indenture provides that under certain circumstances the New Subsidiary Guarantor shall execute and deliver to the Trustee a supplemental indenture pursuant to which the New Subsidiary Guarantor shall unconditionally guarantee all of the Company's Guaranteed Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Subsidiary Guarantee”); and
WHEREAS, pursuant to Section 10.01 of the Indenture, the Trustee and the Company are authorized to execute and deliver this Supplemental Indenture.
NOW, THEREFORE, for value received, the Company, the New Subsidiary Guarantor and the Trustee mutually covenant and agree, for the equal and proportionate benefit of all Holders of the Notes, as follows:
1.    Defined Terms. Defined terms used herein without definition shall have the meanings assigned to them in the Indenture.
2.    Agreement to Guarantee. The New Subsidiary Guarantor hereby agrees, jointly and severally with all existing Subsidiary Guarantors (if any), to provide an unconditional and irrevocable guarantee on the terms and subject to the conditions set forth in Article 12 of the Indenture and to be bound by all other applicable provisions of the Indenture and the Notes and to perform all of the obligations and agreements of a Subsidiary Guarantor under the Indenture.
3.    No Recourse Against Others. No director, officer, agent, employee, incorporator, stockholder, partner, member or manager of the Company or any Subsidiary Guarantor shall have any liability for any obligations of the Company or any Subsidiary Guarantor under any Notes, the Indenture, any Subsidiary Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder, by accepting a Note, waives and releases all such liability and acknowledges that the waiver and release are part of the consideration for issuance of the Notes.
4.    Ratification of Indenture, Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the

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Indenture for all purposes, and every Holder of the Notes heretofore or hereafter authenticated and delivered shall be bound hereby.
5.    Governing Law. THE INDENTURE, THE NOTES AND THE GUARANTEES, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THE INDENTURE, THE NOTES OR THE GUARANTEES, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.
6.    Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.
7.    Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.
8.    Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.
This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.
[remainder of page intentionally left blank; signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this [Number] Supplemental Indenture to be duly executed as of the date first above written.

ING U.S., INC.
By:
Name:
Title:

[NEW SUBSIDIARY GUARANTOR]
By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Trustee
By:
Name:
Title:

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